UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21750
Kayne Anderson Energy Total Return Fund, Inc.
(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2010
Date of reporting period: May 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson Energy Total Return Fund, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2010 is attached below.

Kayne Anderson

Energy Total Return Fund

KYE Semi-Annual Report

May 31, 2010

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE QUARTER ENDED MAY 31, 2010
(UNAUDITED)
Overview
Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income by investing primarily in securities of companies engaged in the energy industry. The Fund’s investments include master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”), marine transportation companies, and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.
As of May 31, 2010, we had total assets of $1.1 billion, net assets applicable to our common stock of $727 million ($21.26 per share), and 34.2 million shares of common stock outstanding.
Our investments are principally in equity securities issued by MLPs and MLP Affiliates, and we also invest in U.S and Canadian Royalty Trusts, Marine Transportation, Coal and Energy Debt securities. As of May 31, 2010, we held $875 million in equity investments and $185 million in fixed income investments.
Financial Results
During the quarter ended May 31, 2010, our net asset value (“NAV”) per share decreased from $22.06 to $21.26, and total assets increased from $1.0 billion to $1.1 billion. The decrease in NAV was driven primarily by unrealized losses on our investments. The increase in total assets was a result of new investments which were purchased with the net proceeds from our offering of senior notes and mandatory redeemable preferred stock. During the quarter, our net distributable income was $0.49 per common share. We provide a detailed calculation of net distributable income below under “Quarterly Distribution to Common Stockholders.”
Recent Events
Senior Unsecured Notes and Preferred Stock Offering. On March 5, 2010, we completed a private placement with institutional investors of $85 million of senior unsecured notes and $90 million of mandatory redeemable preferred stock. Net proceeds from such offerings were used to repay short-term borrowings, to make new portfolio investments and for general corporate purposes.
Credit Facility. On June 11, 2010, we entered into a new unsecured revolving credit facility with a syndicate of lenders with availability of $80 million. The credit facility has a three-year commitment terminating on June 11, 2013. Outstanding loan balances will accrue interest daily at a rate equal to the one-month LIBOR plus 1.75% based on current asset coverage ratios. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on our asset coverage ratios. We will pay a fee of 0.40% on any unused amounts of the credit facility.
Quarterly Distribution to Common Stockholders
We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.
Income from portfolio investments includes (a) cash distributions received from our investments, (b) paid-in-kind dividends received from MLPs and MLP Affiliates (in particular, the two MLP i-shares), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE QUARTER ENDED MAY 31, 2010
(UNAUDITED)
Operating expenses include (a) management fees paid to our investment advisor, (b) other expenses (mostly attributable to fees paid to other service providers), and (c) leverage costs, including interest expense and preferred stock distributions.
Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
May 31, 2010
Distributions and Other Income from Investments
Dividends and Distributions	$13.0
Paid-In-Kind Dividends	3.9
Interest Income	4.9
Net Premiums Received from Call Options Written	3.4

Total Distributions and Other Income from Investments	25.2
Expenses
Investment Management Fee	(3.5)
Other Expenses	(0.5)

Total Management Fee and Other Expenses	(4.0)
Interest Expense	(3.4)
Preferred Stock Distributions	(1.2)

Net Distributable Income (NDI)	$16.6

Weighted Shares Outstanding	34.1
NDI per Weighted Share Outstanding	$0.49

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include but are not limited to:
•	NDI generated in the current six months;
•	Expected NDI over the next twelve months, and
•	Realized and unrealized gains generated by the portfolio.
On June 15, 2010, we declared our quarterly distribution of $0.48 per common share for the period March 1, 2010 through May 31, 2010 for a total of $16.4 million. The distribution was paid on July 9, 2010 to stockholders of record on July 7, 2010.
Distributions and Other Income
Total dividends, distributions and paid-in-kind dividends for the second quarter 2010 were $16.9 million, representing a 24.3% increase from the first quarter 2010. The increase was primarily the result of additional investments made with the proceeds from the March 2010 senior unsecured notes and preferred stock offerings. Interest income for the first and second quarters was constant at $4.9 million. During the quarter net premiums received from call options written were $3.4 million which was an increase of $0.5 million. Market conditions during the second quarter enabled us to generate additional net premiums.
Expenses
Our largest expenses are investment management fees and leverage costs. Management fees are calculated based on the average total assets under management. For the second quarter 2010, management fees were $3.5 million, compared to $2.9 million for the first quarter 2010. Increased management fees were driven by increases in our total assets due to additional investments made with the proceeds from our recent preferred stock offering and associated borrowings.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE QUARTER ENDED MAY 31, 2010
(UNAUDITED)
Interest expense for the second quarter 2010 was $3.4 million, compared to $2.9 million for the first quarter 2010. Interest expense was higher than the previous quarter, primarily because of the new issuance of the senior unsecured notes. Preferred stock distributions for the second quarter were $1.2 million.
Other expenses of $0.5 million for the second quarter 2010 were in line with past quarters.
Reconciliation of NDI to GAAP
The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:
•
GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•
NDI includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•
Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis over the remaining term of the debt security.

•
We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, “income” from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:
•	Expenses for purposes of calculating NDI include distributions paid to preferred stockholders.
•
The non-cash amortization of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest and amortization expense for GAAP purposes, but is excluded from our calculation of NDI. Further, write-offs of capitalized debt issuance costs and preferred stock offering costs are excluded from our calculation of NDI, but are included in interest and amortization expense for GAAP purposes.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
FOR THE QUARTER ENDED MAY 31, 2010
(UNAUDITED)
Liquidity and Capital Resources
Total leverage outstanding at May 31, 2010 of $388 million is comprised of $250 million in senior unsecured notes, $90 million in mandatory redeemable preferred stock and $48 million outstanding loan under the credit facility. Total leverage represented 34% of total assets at May 31, 2010 compared to 24% as of February 28, 2010.
At May 31, 2010 our asset coverage ratios under the 1940 Act were 374% and 287% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 400% but at times may be above or below our target depending upon market conditions. Our leverage consists of both fixed rate and floating rate obligations. At May 31, 2010, the weighted average interest rate on our leverage was 5.13%.
At May 31, 2010 we had $250 million of senior unsecured notes outstanding with the following maturity dates: $9 million matures in 2011 (Series A); $28 million matures in 2012 (Series B); $128 million matures in 2013 (Series C); $85 million mature in 2015 (Series D and Series E).
On June 11, 2010, we entered into a new $80 million unsecured revolving credit facility. With this new facility, we were able to increase the size by $5 million, extend the tenor from one year to three years, and reduce the interest rate by 0.5%, based on current asset coverage ratios. A full copy of the new credit facility is available on our website, www.kaynefunds.com.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PORTFOLIO SUMMARY
FOR THE PERIOD ENDED
(UNAUDITED)
Portfolio Investments by Category*

May 31, 2010	November 30, 2009

*	As a percentage of total investments.
Top Ten Holdings by Issuer

		Percent of Total Investments as of
		May 31,	November 30,
Holding	Sector	2010	2009
1. Kinder Morgan Management, LLC	MLP Affiliates	10.4%	10.5%
2. Enbridge Energy Management, L.L.C.	MLP Affiliates	8.0	8.8
3. Plains All American Pipeline, L.P.	MLP	5.8	6.3
4. Navios Maritime Partners L.P.	MLP	2.9	2.7
5. Enterprise Products Partners L.P.	MLP	2.9	3.4
6. Enerplus Resources Fund	Canadian Royalty Trust	2.8	2.1
7. Teekay Offshore Partners L.P.	MLP	2.7	2.8
8. Navios Maritime Holdings Inc.	Marine Transportation	2.4	2.6
9. Teekay Tankers Ltd.	Marine Transportation	2.2	—
10. Atlas Energy Resources, LLC	Upstream	2.0	—

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2010
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Long-Term Investments — 145.9%
Equity Investments(a) — 120.4%
United States — 100.6%
MLP(b)(c) — 48.8%
Alliance Holdings GP, L.P.	99	$3,082
Buckeye Partners, L.P.	49	2,755
Capital Product Partners L.P.(d)	1,923	14,459
Copano Energy, L.L.C. (e)	452	11,081
Crosstex Energy, L.P.(f)	199	1,921
DCP Midstream Partners, LP	373	11,156
Energy Transfer Equity, L.P.	221	6,789
Energy Transfer Partners, L.P.	149	6,585
Enterprise GP Holdings L.P.	7	315
Enterprise Products Partners L.P.(e)	937	31,497
Exterran Partners, L.P.	371	7,586
Global Partners LP	292	6,227
Holly Energy Partners, L.P.	139	5,579
Inergy, L.P.	417	15,249
Magellan Midstream Partners, L.P.	111	4,848
MarkWest Energy Partners, L.P.	665	19,452
Martin Midstream Partners L.P.	233	6,893
Navios Maritime Partners L.P.(d)	2,041	32,221
ONEOK Partners, L.P.	117	7,027
PAA Natural Gas Storage, L.P.(g)(h)	29	691
Penn Virginia GP Holdings, L.P.	324	5,783
Penn Virginia Resource Partners, L.P.	115	2,384
Plains All American Pipeline, L.P.(h)	1,113	64,078
Quicksilver Gas Services LP	97	1,771
Regency Energy Partners LP	613	14,088
Sunoco Logistics Partners L.P.	14	946
Targa Resources Partners LP	253	5,732
TC PipeLines, LP	24	922
Teekay LNG Partners L.P.	302	8,733
Teekay Offshore Partners L.P.(d)	1,501	29,381
TransMontaigne Partners L.P.	97	2,726
Western Gas Partners, LP	106	2,355
Williams Partners L.P.	533	19,866

		354,178

MLP Affiliates(c) — 27.8%
Enbridge Energy Management, L.L.C.(i)	1,811	87,762
Kinder Morgan Management, LLC(i)	2,058	114,019

		201,781

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2010
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Marine Transportation — 13.5%
Baltic Trading Limited(g)	275	$3,430
Crude Carriers Corp.(g)	341	5,574
Diana Shipping Inc.(f)	663	8,996
Genco Shipping & Trading Limited(e)(f)	761	14,486
Knightsbridge Tankers Limited	456	7,882
Nordic American Tanker Shipping Limited	649	18,434
Safe Bulkers, Inc.	1,876	13,972
Teekay Corporation	44	1,122
Teekay Tankers Ltd.	2,203	24,125

		98,021

Coal — 5.3%
Alpha Natural Resources, Inc.(e)(f)	213	8,172
CONSOL Energy Inc.(e)	345	12,593
Massey Energy Company(e)	237	7,833
Peabody Energy Corporation(e)	260	10,133

		38,731

Royalty Trust — 4.3%
BP Prudhoe Bay Royalty Trust	37	3,469
Hugoton Royalty Trust	22	408
MV Oil Trust	580	14,419
Permian Basin Royalty Trust	730	13,025

		31,321

Utilities — 0.9%
CenterPoint Energy, Inc.	502	6,842

Total United States (Cost — $582,072)		730,874

Canada — 19.8%
Royalty Trust — 19.8%
ARC Energy Trust	284	5,597
Baytex Energy Trust	60	1,861
Bonavista Energy Trust	804	18,261
Crescent Point Energy Trust	271	10,048
Daylight Energy Ltd.	100	946
Enerplus Resources Fund	1,415	31,206
NAL Oil & Gas Trust	1,715	18,424
Northland Power Income Fund	80	995
Penn West Energy Trust	834	16,009
Vermilion Energy Trust	335	10,672
Westshore Terminals Income Fund	1,109	18,049
Zargon Energy Trust	669	11,942

Total Canada (Cost — $143,999)		144,010

Total Equity Investments (Cost — $726,071)		874,884

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2010
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value
Energy Debt Investments — 25.5%
Upstream — 11.5%
Antero Resources Finance Corp.	9.375%	12/1/17	$18,500	$18,130
Atlas Energy Resources, LLC	12.125	8/1/17	5,100	5,661
Atlas Energy Resources, LLC	10.750	2/1/18	15,750	16,695
Bill Barrett Corporation	9.875	7/15/16	4,350	4,502
Carrizo Oil & Gas, Inc.(j)	4.375	6/1/28	13,500	11,779
Hilcorp Energy Company	7.750	11/1/15	6,474	6,312
Quicksilver Resources Inc.	11.750	1/1/16	1,000	1,090
Quicksilver Resources Inc.	9.125	8/15/19	6,000	6,015
Rosetta Resources Inc.	9.500	4/15/18	13,500	13,298

				83,482

Marine Transportation — 7.6%
General Maritime Corporation	12.000	11/15/17	9,500	9,737
Navios Maritime Holdings Inc.	9.500	12/15/14	20,250	19,693
Navios Maritime Holdings Inc.	8.875	11/1/17	7,000	7,070
Overseas Shipholding Group, Inc.	7.500	2/15/24	9,602	8,234
Ship Finance International Limited	8.500	12/15/13	10,575	10,205

				54,939

Coal — 2.8%
CONSOL Energy Inc.	8.000	4/1/17	4,300	4,370
CONSOL Energy Inc.	8.250	4/1/20	2,700	2,757
International Coal Group, Inc.	9.125	4/1/18	8,820	8,820
Patriot Coal Corporation	8.250	4/30/18	4,500	4,410

				20,357

Utilities — 1.9%
Energy Future Holdings Corp.(k)	10.000	1/15/20	4,000	3,980
Texas Competitive Electric Holdings (k)	(l)	10/10/14	12,436	9,638

				13,618

Midstream & Other — 1.1%
El Paso Corporation	7.750	1/15/32	4,035	3,791
Holly Corporation	9.875	6/15/17	4,115	4,156

				7,947

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2010
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value
Oilfield Services — 0.6%
Basic Energy Services, Inc.	7.125%	4/15/16	$5,455	$4,637

Total Energy Debt Investments (Cost — $181,789)				184,980

Total Long-Term Investments (Cost — $907,860)				1,059,864

Short-Term Investment — 5.7%
Repurchase Agreement — 5.7%
J.P. Morgan Securities Inc. (Agreement dated 5/28/10 to be repurchased at $41,325), collateralized by $42,241 in U.S. Treasury bills (Cost — $41,324)	0.120	6/1/10		41,324

Total Investments — 151.6% (Cost — $949,184)				1,101,188

	No. of Contracts
Liabilities
Call Option Contracts Written(f)
United States
Coal
Alpha Natural Resources, Inc., call option expiring 6/18/10 @ $47.00	750	(4)
Alpha Natural Resources, Inc., call option expiring 6/18/10 @ $49.00	400	(4)
CONSOL Energy Inc., call option expiring 6/18/10 @ $45.00	1,000	(10)
Massey Energy Company, call option expiring 6/18/10 @ $43.00	46	—
Peabody Energy Corporation, call option expiring 6/18/10 @ $47.00	750	(8)

		(26)

Marine Transportation
Genco Shipping & Trading Limited, call option expiring 6/18/10 @ $23.00	1,000	(10)

MLP
Copano Energy, L.L.C., call option expiring 6/18/10 @ $25.00	100	(6)
Enterprise Products Partners L.P., call option expiring 6/18/10 @ $35.00	200	(7)

		(13)

Total Call Option Contracts Written (Premium Received — $473)		(49)
Revolving Credit Facility		(48,000)
Senior Unsecured Notes		(250,000)
Mandatory Redeemable Preferred Stock at Redemption Value		(90,000)
Other Liabilities		(17,429)

Total Liabilities		(405,478)
Other Assets		30,812

Total Liabilities in Excess of Other Assets		(374,666)

Net Assets Applicable To Common Stockholders		$726,522

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
MAY 31, 2010
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)
Unless otherwise noted, securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at May 31, 2010. It is the Fund’s intention to be treated as a RIC for tax purposes.

(c)	Includes Limited Liability Companies.

(d)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(e)	Security or a portion thereof is segregated as collateral on option contracts written.

(f)	Security is non-income producing.

(g)	Security is currently not paying cash distributions but is expected to pay cash distributions within the next 12 months.

(h)	The Fund believes that it is an affiliate of PAA Natural Gas Storage, L.P. and Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(i)	Distributions are paid-in-kind.

(j)	Security is convertible into common shares of the issuer.

(k)
Energy Future Holdings Corp., formerly TXU Corp., is a privately-held energy company with a portfolio of competitive and regulated energy subsidiaries. Texas Competitive Electric Holdings is a wholly owned subsidiary of Energy Future Holdings Corp.

(l)	Floating rate senior secured first lien term loan. Security pays interest at a rate of LIBOR + 350 basis points (3.80% as of May 31, 2010).
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2010
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $878,779)	$995,095
Affiliated (Cost — $29,081)	64,769
Repurchase agreement (Cost — $41,324)	41,324

Total investments (Cost — $949,184)	1,101,188
Cash denominated in foreign currency (Cost — $467)	467
Deposits with brokers	662
Receivable for securities sold (Cost — $20,125)	20,125
Interest, dividends and distributions receivable (Cost — $6,391)	6,392
Deferred debt issuance and preferred stock offering costs and other assets, net	3,166

Total Assets	1,132,000

LIABILITIES
Revolving credit facility	48,000
Payable for securities purchased (Cost — $10,754)	10,754
Investment management fee payable	1,217
Call option contracts written (Premiums received — $473)	49
Accrued directors’ fees and expenses	42
Accrued expenses and other liabilities	5,416
Senior unsecured notes	250,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (3,600,000 shares issued and outstanding)	90,000

Total Liabilities	405,478

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$726,522

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (34,179,311 shares issued and outstanding and 196,400,000 shares authorized)	$34
Paid-in capital in excess of taxable income	662,745
Accumulated net investment income less distributions not treated as tax return of capital	(16,376)
Accumulated net realized losses less distributions not treated as tax return of capital	(72,310)
Net unrealized gains on investments, foreign currency translations and options	152,429

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$726,522

NET ASSET VALUE PER COMMON SHARE	$21.26

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three	For the Six
	Months Ended	Months Ended
	May 31, 2010	May 31, 2010

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$11,902	$20,907
Affiliated investments	1,040	2,073

Total dividends and distributions (after foreign taxes withheld of $430 and $740, respectively)	12,942	22,980
Return of capital	(8,073)	(13,285)

Net dividends and distributions	4,869	9,695
Interest	4,735	9,636

Total Investment Income	9,604	19,331

Expenses
Investment management fees	3,522	6,447
Administration fees	144	280
Professional fees	105	189
Custodian fees	50	88
Directors’ fees	42	78
Reports to stockholders	40	77
Insurance	30	59
Other expenses	88	165

Total Expenses — Before Interest Expense and Preferred Distributions	4,021	7,383
Interest expense and amortization of debt issuance costs	3,590	6,642
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,252	1,252

Total Expenses	8,863	15,277

Net Investment Income	741	4,054

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains
Investments	15,850	30,999
Foreign currency transactions	97	99
Options	3,241	4,587

Net Realized Gains	19,188	35,685

Net Change in Unrealized Gains/(Losses)
Investments	(31,722)	32,843
Foreign currency translations	7	(49)
Options	171	470

Net Change in Unrealized Gains/(Losses)	(31,544)	33,264

Net Realized and Unrealized Gains/(Losses)	(12,356)	68,949

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(11,615)	$73,003

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Six		For the Fiscal
	Months Ended		Year Ended
	May 31, 2010		November 30,
	(Unaudited)		2009
OPERATIONS
Net investment income(1)	$4,054		$10,275
Net realized gains/(losses)	35,685		(75,138)
Net change in unrealized gains	33,264		350,879

Net Increase in Net Assets Resulting from Operations	73,003		286,016

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	(4,054	)(2)	(20,526	)(3)
Distributions — return of capital	(28,503	)(2)	(44,370	)(3)

Dividends and Distributions	(32,557)		(64,896)

CAPITAL STOCK TRANSACTIONS
Issuance of 362,302 and 1,215,595 newly issued shares of common stock from reinvestment of distributions	8,398		18,612

Total Increase in Net Assets	48,844		239,732

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	677,678		437,946

End of period	$726,522		$677,678

(1)
Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies. As of May 31, 2010, the Fund estimates that all of the distributions paid to mandatory redeemable preferred stockholders will be a dividend (ordinary income). This estimate is based on the Fund’s operating results during the period. The actual characterization of the mandatory redeemable preferred stock made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

(2)
This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2010 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

(3)
All distributions paid to common stockholders for the fiscal year ended November 30, 2009 were characterized as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2010
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$73,003
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	13,285
Net realized gains from investments and options	(35,586)
Unrealized gains (excluding impact on cash of $4 of foreign currency translations)	(33,260)
Accretion of bond discount	(698)
Purchase of investments	(434,502)
Proceeds from sale of investments	319,308
Purchase of short-term investments, net	(33,447)
Amortization of deferred debt issuance costs	346
Amortization of mandatory redeemable preferred stock offering costs	46
Increase in deposits with brokers	(662)
Increase in receivable for securities sold	(19,234)
Increase in interest, dividends and distributions receivable	(326)
Decrease in other assets, net	32
Increase in payable for securities purchased	1,357
Increase in investment management fee payable	327
Decrease in option contracts written, net	(1,112)
Decrease in accrued directors’ fees and expenses	(10)
Increase in accrued expenses and other liabilities	1,617

Net Cash Used in Operating Activities	(149,516)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit facility	1,000
Proceeds from offering of mandatory redeemable preferred stock	90,000
Proceeds from issuance of senior unsecured notes	85,000
Offering costs associated with mandatory redeemable preferred stock	(1,435)
Offering costs associated with revolving credit facility	(25)
Offering costs associated with issuance of senior unsecured notes	(872)
Cash distributions paid to common stockholders	(24,159)

Net Cash Provided by Financing Activities	149,509

NET DECREASE IN CASH	(7)
CASH — BEGINNING OF PERIOD	474

CASH — END OF PERIOD	$467

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $8,398 pursuant to the Fund’s dividend reinvestment plan. During the six months ended May 31, 2010, there were no state income taxes paid and interest paid was $5,887.
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

							For the
	For the Six						Period June
	Months						28, 2005(1)
	Ended						through
	May 31, 2010		For the Fiscal Year Ended November 30,				November 30,
	(Unaudited)		2009	2008	2007	2006	2005
Per Share of Common Stock(2)
Net asset value, beginning of period	$20.04		$13.43	$29.01	$25.44	$24.13	$23.84	(3)

Net investment income	0.12		0.31	0.88	1.09	1.17	0.23
Net realized and unrealized gains/(losses)	2.05		8.26	(14.09)	4.82	2.34	0.33

Total income/(loss) from operations	2.17		8.57	(13.21)	5.91	3.51	0.56

Auction rate preferred dividends	—		—	(0.34)	(0.23)	(0.44)	—
Auction rate preferred dividends — short-term capital gains	—		—	—	(0.14)	—	—
Auction rate preferred distributions — long-term capital gains	—		—	—	(0.13)	—	—

Total dividends and distributions — auction rate preferred	—		—	(0.34)	(0.50)	(0.44)	—

Common dividends	(0.12)		(0.62)	(0.38)	(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains	—		—	—	(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains	—		—	—	(0.48)	—	—
Common distributions — return of capital	(0.84)		(1.34)	(1.68)	—	(0.03)	—

Total dividends and distributions — common	(0.96)		(1.96)	(2.06)	(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—		—	—	—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		—	—	—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	0.03	—	—	—
Anti-dilutive effect due to shares issued in reinvestment of dividends	0.01		—	—	—	—	—

Total capital stock transactions	—		—	0.03	—	(0.06)	—

Net asset value, end of period	$21.26		$20.04	$13.43	$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$23.18		$22.28	$10.53	$25.79	$25.00	$21.10

Total investment return based on common stock market value(4)	8.4%		139.9%	(55.2)%	10.2%	27.2%	(14.6)%

Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$726,522		$677,678	$437,946	$934,434	$806,063	$776,963
Ratio of expenses to average net assets
Management fees	1.7%		1.7%	1.6%	1.7%	1.7%	1.3%
Other expenses	0.3		0.3	0.3	0.3	0.3	0.4

Subtotal	2.0		2.0	1.9	2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred	2.1		2.6	0.7	0.2	0.1	—
Management fee waivers	—		—	—	(0.1)	(0.3)	(0.2)

Total expenses	4.1%		4.6%	2.6%	2.1%	1.8%	1.5%

Ratio of net investment income to average net assets	1.1%		2.0%	3.1%	3.8%	4.6%	2.3%
Net increase/(decrease) in net assets applicable to common stockholders resulting from operations to average net assets	9.8	% (6)	55.8%	(47.7)%	19.1%	12.3%	2.4	%(6)
Portfolio turnover rate	31.4	% (6)	88.8%	65.0%	52.1%	63.8%	23.2	%(6)
Average net assets	$744,121		$512,647	$915,456	$906,692	$802,434	$759,550
Senior Unsecured Notes outstanding, end of period	250,000		165,000	225,000	—	—	—
Revolving credit facility outstanding, end of period	48,000		47,000	—	41,000	—	40,000
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

							For the
	For the Six						Period June
	Months						28, 2005(1)
	Ended						through
	May 31, 2010	For the Fiscal Year Ended November 30,					November 30,
	(Unaudited)	2009	2008		2007	2006	2005

Supplemental Data and Ratios — continued(5)
Auction rate preferred stock, end of period	—	—	—		$300,000	$300,000	—
Mandatory redeemable preferred stock, end of period	$90,000	—	—		—	—	—
Average shares of common stock outstanding	33,999,290	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt (7)	374.0%	419.7%	294.6	%(8)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(9)	287.3%	419.7%	294.6	%(8)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$8.56	$5.18	$3.53		$0.53	$0.08	—

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding for each of the periods ended.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)
Not annualized for the six months ended May 31, 2010 and for the period June 28, 2005 through November 30, 2005. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	Not annualized.

(7)
Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(8)
At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of Senior Unsecured Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Senior Unsecured Notes, the Fund was in compliance with the 1940 Act and with its covenants under the Senior Unsecured Notes agreements.

(9)
Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence its asset coverage with respect to all senior securities would be less than 200%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
1. Organization
Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded, energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”
2. Significant Accounting Policies
A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.
B. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) by the total number of common shares outstanding.
C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Energy debt securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For energy debt securities that are considered corporate bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell energy debt securities at the quoted prices due to the lack of liquidity for these securities.
Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:
•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.
•
Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•
Valuation Committee. The Valuation Committee generally meets on or about the end of each month to consider new valuations presented by KAFA, if any, which were made in accordance with the valuation procedures in such month. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.
•
Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.
At May 31, 2010, the Fund did not hold any securities valued at fair value, as determined pursuant to procedures adopted by the Board of Directors.
D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.
The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At May 31, 2010, the Fund had no open short sales.
F. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.
Interest rate swap contracts. The Fund may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.
Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At May 31, 2010, the Fund had no interest rate swap contracts outstanding.
Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.
The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Fund would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.
The Fund may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.
When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.
H. Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded.
The following table sets forth the Fund’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains in each of the periods presented below.

	Three Months Ended	Six Months Ended
	May 31, 2010	May 31, 2010
Estimated return of capital portion of distributions received	62%	58%
Return of capital — attributable to Net Realized Gains	$1,555	$2,803
Return of capital — attributable to Net Change in Unrealized Gains	6,518	10,482

Total return of capital	$8,073	$13,285

I. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.
Many of the Fund’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.
The Fund’s stock dividends and distributions consist of additional units of Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the three and six months ended May 31, 2010, the Fund received the following stock dividends from Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC.

	Three Months Ended	Six Months Ended
	May 31, 2010	May 31, 2010
Enbridge Energy Management, L.L.C.	$1,769	$3,391
Kinder Morgan Management, LLC	2,145	4,130

Total stock dividends	$3,914	$7,521

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
K. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.
L. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 —Taxes.
Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenure of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.
The Accounting for Uncertainty in Income Taxes Topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.
The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the six months ended May 31, 2010, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since 2006 remain open and subject to examination by tax jurisdictions.
M. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.
Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Fair Value
As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.
The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
•
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Fund’s repurchase agreements, which are collateralized by U.S. Treasury bonds, are generally high quality and liquid; however, the Fund reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at May 31, 2010.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Assets at Fair Value
Equity investments	$874,884	$874,884	$—	$—
Energy debt investments	184,980	—	184,980	—
Repurchase agreement	41,324	—	41,324	—

Total assets at fair value	$1,101,188	$874,884	$226,304	$—

Liabilities at Fair Value
Call Option Contracts Written	$49	$—	$49	$—

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the six months ended May 31, 2010. The Fund did not have any assets measured at fair value on a recurring basis at February 28, 2010 or any transfers in or out of Level 3 during the three months ended May 31, 2010.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments
Balance — November 30, 2009	$2,237
Transfers in/out of Level 3	(2,237)
Realized gain (losses)	—
Unrealized gains, net	—
Purchases, issuances or settlements	—

Balance — May 31, 2010	$—

At May 31, 2010, the Fund did not have any assets or liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3).
In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Fund is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.
4. Taxes
Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income and net realized gains. For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, royalty trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of May 31, 2010, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.
For the fiscal year ended November 30, 2009, the tax character of the total $64,896 distributions paid to common stockholders was $20,526 (ordinary income) and $44,370 (return of capital).
At May 31, 2010, the identified cost of investments for federal income tax purposes was $974,746, and the net cash received on option contracts written was $473. At May 31, 2010, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$180,616
Gross unrealized depreciation of investments (including options)	(53,750)

Net unrealized appreciation before foreign currency related translations	126,866
Unrealized appreciation on foreign currency related translations	2

Net unrealized appreciation	$126,868

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
5. Concentration of Risk
The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.
6. Agreements and Affiliations
A. Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.
B. Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund. On June 15, 2010, the Fund renewed its agreement with the Advisor for a period of one year. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors.
For the six months ended May 31, 2010, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.
For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.
C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.
The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.
Plains All American Pipeline, L.P. and PAA Natural Gas Storage, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA indirectly own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Fund, own units in Plains All American Pipeline, L.P. and PAA Natural Gas Storage, L.P. The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. and PAA Natural Gas Storage, L.P. under the 1940 Act.
7. Restricted Securities
From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.
At May 31, 2010, the Fund held the following restricted investments, all of which are considered Level 2 categorization:

		Acquisition	Type of	Principal	Cost	Fair	Percent of	Percent of
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Net Assets	Total Assets

Antero Resources Finance Corp.	Senior Notes	(1)	(2)	$18,500	$18,850	$18,130	2.5%	1.6%
CONSOL Energy Inc.	Senior Notes	(1)	(2)	4,300	4,300	4,370	0.6	0.4
CONSOL Energy Inc.	Senior Notes	(1)	(2)	2,700	2,700	2,757	0.4	0.2
Energy Future Holdings Corp.	Senior Notes	(1)	(2)	4,000	4,143	3,980	0.5	0.3
General Maritime Corporation	Senior Notes	(1)	(2)	9,500	9,559	9,737	1.3	0.9
Hilcorp Energy Company	Senior Notes	(1)	(2)	6,474	6,290	6,312	0.9	0.6
Holly Corporation	Senior Notes	(1)	(2)	4,115	4,195	4,156	0.6	0.4
Navios Maritime Holdings, Inc.	Senior Notes	(1)	(2)	7,000	7,013	7,070	1.0	0.6
Rosetta Resources Inc.	Senior Notes	(1)	(2)	13,500	13,570	13,298	1.8	1.2
Texas Competitive Electric Holdings	Secured Term Loan	(1)	(2)	12,436	9,575	9,638	1.3	0.8

Total of securities valued by prices provided by market maker or independent pricing services					$80,195	$79,448	10.9%	7.0%

(1)
These securities were acquired at various dates throughout the six months ended May 31, 2010 and in prior years. Securities are valued using prices provided by a principal market maker, syndicate bank or an independent pricing service. See Note 2 — Significant Accounting Policies.

(2)	Unregistered security.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
8. Derivative Financial Instruments
Transactions in option contracts for the six months ended May 31, 2010 were as follows:

	Number of
	Contracts	Premium
Put Options Purchased
Options outstanding at beginning of period	765	$49
Options expired	(765)	(49)

Options outstanding at end of period	—	$—

Call Options Written
Options outstanding at beginning of period	9,156	$1,634
Options written	48,591	7,820
Options subsequently repurchased(1)	(34,605)	(5,627)
Options exercised	(15,303)	(2,869)
Options expired	(3,593)	(485)

Options outstanding at end of period	4,246	$473

(1)	The price at which the Fund subsequently repurchased the options was $1,475.
As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.
The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities.

		Fair Value as of
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	May 31, 2010
Liabilities
Call options	Call option contracts written	$49
The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations.

For the Three Months
Ended May 31, 2010
		Net Realized	Net Change in
		Gains/(Losses) on	Unrealized
		Derivatives	Gains/(Losses) on
Derivatives Not Accounted for	Location of Gains on Derivatives	Recognized	Derivatives Recognized
as Hedging Instruments	Recognized in Income	in Income	in Income
Put options	Options	—	—
Call options	Options	$3,241	$171

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)

For the Six Months
Ended May 31, 2010
		Net Realized	Net Change in
		Gains/(Losses) on	Unrealized
		Derivatives	Gains/(Losses) on
Derivatives Not Accounted for	Location of Gains on Derivatives	Recognized	Derivatives Recognized
as Hedging Instruments	Recognized in Income	in Income	in Income
Put options	Options	$(49)	$41
Call options	Options	$4,636	$429
9. Investment Transactions
For the six months ended May 31, 2010, the Fund purchased and sold securities in the amounts of $434,502 and $319,308 (excluding short-term investments and options), respectively.
10. Revolving Credit Facility
On June 26, 2009, the Fund established an unsecured revolving credit facility (the “Credit Facility”) with availability of $75,000. Interest on the Credit Facility was charged at interest rates between LIBOR plus 2.25% and LIBOR plus 3.50%, depending on asset coverage ratios. The Credit Facility was scheduled to mature on June 25, 2010, but was replaced by an amended and restated unsecured revolving credit facility (the “New Credit Facility”) on June 11, 2010. The New Credit Facility is a three-year facility with availability of $80,000. See Note 14 — Subsequent Events.
For the six months ended May 31, 2010, the average amount outstanding under the Fund’s Credit Facility was $41,250 with a weighted average interest rate of 2.67%. As of May 31, 2010, the Fund had $48,000 outstanding on the Credit Facility at a weighted average interest rate of 2.54%.
11. Senior Unsecured Notes
At May 31, 2010, the Fund had $250,000 aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) outstanding.
On March 5, 2010, the Fund completed a private placement with institutional investors of $85,000 of Senior Unsecured Notes. A portion of the net proceeds from the offerings was used to repay the outstanding balance on the Fund’s Credit Facility. Remaining net proceeds were used to make new portfolio investments and for general corporate purposes.
As of May 31, 2010, the existing Senior Unsecured Notes and key terms of each series are as follows.

	Principal		Principal
	Outstanding,	Principal Issued,	Outstanding,
Series	November 30, 2009	March 5, 2010	May 31, 2010	Fixed/Floating Interest Rate	Maturity
A	$9,000	$—	$9,000	5.65%	8/13/2011
B	28,000	—	28,000	5.90%	8/13/2012
C	128,000	—	128,000	6.06%	8/13/2013
D	—	58,000	58,000	4.15%	3/5/2015
E	—	27,000	27,000	3-month LIBOR + 155 bps	3/5/2015

	$165,000	$85,000	$250,000

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
Holders of the fixed rate Senior Unsecured Notes (Series A, Series B, Series C and Series D) are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Unsecured Notes (Series E) are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate equal to the 3-month LIBOR plus 1.55%.
During the period, the average principal balance outstanding was $206,098 with a weighted average interest rate of 5.50%.
The Senior Unsecured Notes were issued in a private placement offering to institutional investors and are not listed on any exchange or automated quotation system. The Senior Unsecured Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%.
The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Fund. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.
The Senior Unsecured Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.
At May 31, 2010, the Fund was in compliance with all covenants under the agreements of the Senior Unsecured Notes.
12. Preferred Stock
On March 5, 2010, the Fund completed a private placement with institutional investors and issued 3,600,000 shares of Series A mandatory redeemable preferred shares (“MRP Shares”) totaling $90,000. A portion of the net proceeds from the offerings was used to repay the outstanding balance on the Fund’s Credit Facility. Remaining net proceeds were used to make new portfolio investments and for general corporate purposes. The MRP Shares have a five-year term with a redemption date of March 5, 2015 and have a liquidation value of $25.00 per share.
Holders of the MRP Shares are entitled to receive cash dividend payments on the first business day following each quarterly dividend period (February 28, May 31, August 31 and November 30) at a fixed rate of 5.48%.
The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet an asset coverage ratio or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines. At May 31, 2010, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.
The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2010
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
13. Common Stock
The Fund has 196,400,000 shares of common stock authorized. Of the 34,179,311 shares of common stock outstanding at May 31, 2010, KACALP owned 4,000 shares. Transactions in common shares for the six months ended May 31, 2010 were as follows:

Shares outstanding at November 30, 2009	33,817,009
Shares issued through reinvestment of distributions	362,302

Shares outstanding at May 31, 2010	34,179,311

14. Subsequent Events
On June 11, 2010, the Fund entered into a new $80,000 unsecured revolving credit facility with a syndicate of lenders. The New Credit Facility has a three-year commitment terminating on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to the one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.40% on any unused amounts of the New Credit Facility.
On June 15, 2010, the Fund declared its quarterly distribution of $0.48 per common share for the period March 1, 2010 through May 31, 2010, for a total of $16,406. The distribution was paid on July 9, 2010 to shareholders of record on July 7, 2010. Of this total, pursuant to the Fund’s dividend reinvestment plan, $3,788 was reinvested into the Fund through the issuance of 166,799 shares of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)
Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) considers privacy to be fundamental to our relationship with our stockholders. The Fund committed to maintaining the confidentiality, integrity and security of the non-public personal information of our stockholders and potential investors. Accordingly, the Fund has developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide us with nonpublic personal information.
The Fund may collect several types of nonpublic personal information about stockholders or potential investors, including:
•
Information from forms that you may fill out and send to the Fund or one of its affiliates or service providers in connection with an investment in the Fund (such as name, address, and social security number);

•	Information you may give orally to the Fund or one of its affiliates or service providers;
•	Information about your transactions with the Fund, its affiliates, or other third parties, such as the amount stockholders have invested in the Fund;
•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of its stock; and
•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).
The Fund may disclose all of the information it collects, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing our compliance with industry standards. Such third parties are required to uphold and maintain our privacy policy when handling your nonpublic personal information.
The Fund may disclose information about stockholders or potential investors at their request. The Fund will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.
Within the Fund and its affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Fund and its affiliates have been instructed to follow our procedures to protect the privacy of your information.
The Fund reserves the right to change this privacy notice in the future. Except as described in this privacy notice, the Fund will not use your personal information for any other purpose unless we inform you how such information will be used at the time you disclose it or the Fund obtains your permission to do so.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:
1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.
2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.
3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.
4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.
5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.
7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.
9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.
10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.
11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.
12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.
14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.
15. These terms and conditions shall be governed by the laws of the State of Maryland.
Adopted: June 15, 2005
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)
The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:
•	without charge, upon request, by calling (877) 657-3863;
•	on the Fund’s website, http://www.kaynefunds.com; and
•	on the website of the Securities and Exchange Commission, http://www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).
The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Fund also makes its Forms N-Q available on its website at http://www.kaynefunds.com.
SHARE REPURCHASE DISCLOSURE
(UNAUDITED)
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common stock in the open market

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors,
President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	260 Madison Avenue, 8th Floor
Houston, TX 77002	New York, NY 10016

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863; or visit us on the web at http://www.kaynefunds.com.
This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.

Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the 1940 Act) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable to semi-annual reports.
(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
Date: July 28, 2010	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 28, 2010	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: July 28, 2010	By:	/s/ Terry A. Hart
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index
(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.